UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): 5/28/2025
CASTELLUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-41526	27-4079982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1934 Old Gallows Road, Suite 350
Vienna, VA 22182
(Address of principal executive offices, including zip code)
703-752-6157
(Registrant’s telephone number, including area code)
Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTM	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on May 28, 2025 (the “2024 Annual Meeting”), at which four proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement for the 2025 Annual Meeting filed with the Securities and Exchange Commission on April 11, 2025 (the “2025 Proxy Statement”). A quorum of the Company’s common shares was present for the 2025 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.

Proposal 1 - Stockholders elected six directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify. The name of each director elected, and the votes cast for such individuals are set forth below:

Name	For	Withheld	Broker Non-Votes
Mark S. Alarie	31,918,350	251,671	17,790,068
John F. Campbell	24,610,561	7,559,460	17,790,068
Bernard S. Champoux	24,805,171	7,364,850	17,790,068
Glen R. Ives	24,994,921	7,175,100	17,790,068
C. Thomas McMillen	31,919,562	250,459	17,790,068
Jay O. Wright	31,988,120	181,901	17,790,068

Proposal 2 - Stockholders approved a proposal to ratify the Company’s appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The votes regarding Proposal 2 are set forth below:

For	Against	Abstentions
47,509,563	261,837	2,188,689

Proposal 3 - Stockholders approved an amendment to the Castellum, Inc. Amended 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 9,000,000. The votes regarding Proposal 3 are set forth below:

For	Against	Abstentions	Broker Non-Votes
27,925,938	2,011,355	2,232,728	17,790,068

Proposal 4 - Stockholders approved the adoption of the Castellum, Inc. 2025 Employee Stock Purchase Plan. The votes regarding Proposal 4 are set forth below:

For	Against	Abstentions	Broker Non-Votes
31,678,581	305,203	186,237	17,790,068

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTELLUM, INC.

Date: May 28, 2025	By:	/s/ Glen R. Ives
	Name:	Glen R. Ives
	Title:	Chief Executive Officer (Principal Executive Officer)